As filed with the Securities and Exchange Commission on June 17, 1997.
                   Registration No.


            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549


                         Form S-8
                  REGISTRATION STATEMENT
                           UNDER
                THE SECURITIES ACT OF 1933


               AMERICAN GENERAL CORPORATION
  (Exact Name of Registrant as Specified in its Charter)

            Texas                                   74-0483432
          (State of Incorporation)       (I.R.S. Employer Identification No.)

  2929 Allen Parkway, Houston, Texas              77019
      (Address of Principal Executive Offices)      (Zip Code)



                    USLIFE CORPORATION
           EMPLOYEE SAVINGS AND INVESTMENT PLAN
                 (Full Title of the Plan)

                    Mark S. Berg, Esq.
         Senior Vice President and General Counsel
         2929 Allen Parkway, Houston, Texas 77019
                      (713) 522-1111
(Name, Address, and Telephone Number (including Area Code)
                   of Agent for Service)

              Calculation of Registration Fee


Title of                               Proposed    Proposed
Securities            Amount           Maximum     Maximum
 to be                to be            Offering    Aggregate    Amount of
Registered          Registered         Price Per   Offering     Registration
                                       Share (1)   Price         Fee
Common Stock, par
value $.50          93,000             $45.8125 $4,260,562.50   $1,292.00


(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the Common Stock for June11, 1997, as published in The Wall Street Journal New York Stock Exchange Composite Transactions Listing.

                         PART I

  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS



  The documents containing the information specified in this Part I will be sent or given to certain employees of the Registrant who participate in the USLIFE Corporation
Employee Savings and Investment Plan as specified by Rule
428(b)(1) under the Securities Act of 1933, as amended.

                          PART II

    INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

    This registration statement incorporates herein by reference the following documents which have been filed (File
No. 1-7981) with the Securities and Exchange Commission (the
"Commission") by American General Corporation (the
"Registrant") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"):

1. The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997.

2. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

3.  The Registrant's Proxy Statement relating to the
    Registrant's 1997 annual meeting of shareholders.

4.  The Registrant's Current Reports on Form 8-K dated
    February 12, 1997 and February 21, 1997.

 5. The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-B dated June 25, 1980, as amended by Amendment No. 1 on
    Form 8 dated December 22, 1983.

 6. The description of the Registrant's Preferred Share
    Purchase Rights contained in the Registration Statement on Form 8-A dated July 31, 1989, as amended by Amendment No. 1 on Form 8 dated August 7, 1989.

 7. All documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, and prior to the termination of the offering of the securities offered hereby.

    Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.  Description of Securities.

    Not applicable.

Item 5.  Interests of Named Experts and Counsel.

    Not applicable.

Item 6.  Indemnification of Directors and Officers.

    Article 2.02-1 of the Texas Business Corporation Act contains detailed provisions with respect to indemnification of directors and officers of a Texas corporation against reasonable expenses actually incurred in connection with certain legal proceedings.

     Article VI of the Registrant's Bylaws sets forth certain rights of the Registrant's officers and directors to indemnification. The Registrant's Bylaws, as in effect on the date hereof, are incorporated by reference herein as
Exhibit 4.2.

    The Registrant's Restated Articles of Incorporation provide that, with certain specified exceptions, a director of the Registrant will not be liable to the corporation for monetary damages for an act or omission in the director's capacity as a director. Reference is made to the Registrant's Restated Articles of Incorporation filed as
Exhibit 4.1 hereto.
The Registrant has placed in effect insurance coverage which purports (a) to insure it against certain costs of indemnification which may be incurred by it pursuant to the aforementioned bylaw provisions or otherwise, and (b) to insure the officers and directors of the Registrant and of specified subsidiaries against certain liabilities incurred by them in the discharge of their functions as officers and directors except for liabilities arising from their own malfeasance.

Item 7.  Exemption from Registration Claimed.

    Not applicable.

Item 8.  Exhibits.

    The following documents are filed as a part of this registration statement or incorporated by reference herein:

Exhibit
Number
            Description


4.1    Restated Articles of Incorporation of the
       Registrant (including Statement of Resolution
       Establishing Series of Shares of Series A Junior
       Participating Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration Statement
       No. 33-33115 filed by the Registrant).

4.2    Amended and Restated Bylaws of the Registrant
       (incorporated by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1993).

4.3    Statement of Resolution Establishing Series of
       Shares of Series A Cumulative Convertible Preferred
       Stock of the Registrant (incorporated by reference to Exhibit 4(b) to Registration Statement No.
       333-00513 filed by the Registrant).

4.4    Form of Statement of Resolutions Establishing
       Series of Shares of 7% Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(d) to Registration Statement No.
       333-00513 filed by the Registrant).

4.5    Specimen Stock Certificate for the Registrant's
       Common Stock (incorporated by reference to Exhibit
       4 to Form 8-B filed by the Registrant on June 26,
       1980).

4.6    Junior Subordinated Indenture, dated as of May 15,
       1995, between the Registrant and Chemical Bank, as Trustee, relating to the Registrant's 6% Series A
       Convertible Junior Subordinated Debentures
       (incorporated by reference to Exhibit 4(g) to Registration Statement No. 333-00513 filed by the
       Registrant).

4.7 Rights Agreement dated as of July 27, 1989, as amended by the First Amendment thereto dated as of October 26, 1992, by and between the Registrant and First Chicago Trust Company of New York, as Rights
       Agent (incorporated by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, and to Exhibit 19 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992, respectively).

4.8    Terms of the 6% Convertible Monthly Income
       Preferred Securities, Series A, of American General
       Delaware, L.L.C. (incorporated by reference to Exhibit 4(i) to Registration Statement No.
       333-00513 filed by the Registrant).

Exhibit
Number
            Description


4.9    Guarantee of the Registrant with respect to the 6%
       Convertible Monthly Income Preferred Securities,
       Series A, of American General Delaware, L.L.C.
       (incorporated by reference to Exhibit 4(j) to Registration Statement No. 333-00513 filed by the
       Registrant).

4.10   Resolutions Establishing the Registrant's 6% Series A
       Convertible Junior Subordinated Debentures
       (incorporated by reference to Exhibit 4(k) to Registration Statement No. 333-00513 filed by the
       Registrant).

5 Internal Revenue Service favorable determination letter dated August 1, 1996.

23     Consent of Ernst & Young L.L.P., Independent
       Auditors.

24 Powers of Attorney (included on the signature page of this registration statement).


Item 9.  Undertakings

    The undersigned Registrant hereby undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i)  To include any prospectus required by section
       10(a)(3) of the Securities Act of 1933 ("Securities
       Act");

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

       (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities
Act, each filing of the Registrant's annual report pursuant to section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange
Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the bylaws and other provisions summarized in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                     POWER OF ATTORNEY

    Each person whose signature appears below in the capacity of an officer or director of the Registrant hereby appoints Jon P. Newton and Mark S. Berg and each of them, each one of whom may act without the joinder of the other, as his/her attorney-in-fact, with full power of substitution and resubstitution, to sign on his/her behalf and in the capacity stated below and to file all post-effective amendments to this Registration Statement, which amendment or amendments may make such changes and additions in this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                        SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 17, 1997.

                     AMERICAN GENERAL CORPORATION

                      By:  /s/ MARK S. BERG

                     Name:     Mark S. Berg
                     Title:    Senior Vice President and General Counsel

  Pursuant to the requirement of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

  Signature                Title                         Date


/s/ ROBERT M. DEVLIN     Chairman, Chief
                         Executive Officer             June 17, 1997
  (Robert M. Devlin)     and Director (Principal
                         Executive Officer)


/s/ CARL J. SANTILLO    Senior Vice President -
                        Finance                       June 17, 1997
  (Carl J. Santillo)    (Principal Financial
                         Officer)

/s/ PAMELA J. PENNY     Vice President and Controller  June 17, 1997
  (Pamela J. Penny)     (Principal Accounting
                         Officer)


/s/ J. EVANS ATTWELL            Director                    June 17, 1997
  (J. Evans Attwell)


/s/ BRADY F. CARRUTH       Director                           June 17, 1997
  (Brady F. Carruth)


/s/ JAMES S. D'AGOSTINO, JR.         Director               June 17, 1997
  (James S. D'Agostino, Jr.)


/s/ W. LIPSCOMB DAVIS, JR.      Director                   June 17, 1997
  (W. Lipscomb Davis, Jr.)

  Signature                Title                       Date


/s/ LARRY D. HORNER                  Director         June 17, 1997
  (Larry D. Horner)


/s/ RICHARD J. V. JOHNSON       Director             June 17, 1997
  (Richard J.V. Johnson)


/s/ JON P. NEWTON               Director             June 17, 1997
  (Jon P. Newton)


/s/ ROBERT E. SMITTCAMP         Director            June 17, 1997
  (Robert E. Smittcamp)


/s/ ANNE M. TATLOCK             Director             June 17, 1997
  (Anne M. Tatlock)

                     INDEX TO EXHIBITS

Exhibit
Number                               Description

4.1 Restated Articles of Incorporation of the Registrant (including Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration Statement No. 33-33115 filed by the Registrant).

4.2    Amended and Restated Bylaws of the Registrant
       (incorporated by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K for the year ended December 31, 1993).

4.3 Statement of Resolution Establishing Series of Shares of Series A Cumulative Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(b) to Registration Statement No. 333-00513 filed by the Registrant).

4.4 Form of Statement of Resolutions Establishing Series of Shares of 7% Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(d) to Registration Statement No. 333-00513 filed by the Registrant).

4.5    Specimen Stock Certificate for the Registrant's Common
       Stock (incorporated by reference to Exhibit 4 to Form
       8-B filed by the Registrant on June 26, 1980).

4.6    Junior Subordinated Indenture, dated as of May 15,
       1995, between the Registrant and Chemical Bank, as Trustee, relating to the Registrant's 6% Series A
       Convertible Junior Subordinated Debentures
       (incorporated by reference to Exhibit 4(g) to Registration Statement No. 333-00513 filed by the
       Registrant).

4.7 Rights Agreement dated as of July 27, 1989, as amended by the First Amendment thereto dated as of October 26, 1992, by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, and to Exhibit 19 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992, respectively).

4.8    Terms of the 6% Convertible Monthly Income Preferred
       Securities, Series A, of American General Delaware,
       L.L.C. (incorporated by reference to Exhibit 4(i) to Registration Statement No. 333-00513 filed by the
       Registrant).

4.9    Guarantee of the Registrant with respect to the 6%
       Convertible Monthly Income Preferred Securities,
       Series A, of American General Delaware, L.L.C.
       (incorporated by reference to Exhibit 4(j) to Registration Statement No. 333-00513 filed by the
       Registrant).

4.10   Resolutions Establishing the Registrant's 6% Series A
       Convertible Junior Subordinated Debentures
       (incorporated by reference to Exhibit 4(k) to Registration Statement No. 333-00513 filed by the
       Registrant).

5 Internal Revenue Service favorable determination letter dated August 1, 1996.

23     Consent of Ernst & Young L.L.P., Independent Auditors.

24 Powers of Attorney (included on the signature page of this registration statement).


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